November 26, 1996

                        TAX-FREE PENNSYLVANIA FUND
                         A CLASS/B CLASS/C CLASS

              Supplement to Prospectus Dated April 29, 1996


     The following revises the portfolio manager information under Management of the Fund in the Prospectus:


     Effective November 26, 1996, Patrick P. Coyne assumed primary responsibility for making day-to-day investment decisions for Tax-Free Pennsylvania Fund (the "Fund"). A graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School, Mr. Coyne joined Delaware Group's fixed income department in 1990. From 1986 to 1990, Mr. Coyne was Vice President/Municipal Trading with Kidder Peabody & Co., Inc., specializing in high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

     In making investment decisions for the Fund, Mr. Coyne regularly consults with Paul E. Suckow and other members of Delaware's fixed income department. Mr. Suckow is Delaware's Chief Investment Officer for fixed income. He is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at Delaware Group from 1981 to 1985. He returned to Delaware in 1993 after eight years with Oppenheimer Management Corporation.